SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of the Securities and
                           Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): JUNE 15, 2001


                             PVAXX CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


                                 COLORADO
              (State or Other Jurisdiction of Incorporation)


              000-25019                                 05-0499528
        (Commission File No.)              (I.R.S. Employer Identification No.)


     12730 New Brittany Boulevard
          Ft. Myers, Florida
        (Address of Principal                             33907
           Executive Offices)                           (Zip Code)


                              (941) 274-9355
           (Registrant's Telephone Number, Including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 15, 2001, the Registrant's Board of Directors engaged Pannell Kerr Forster P.C. ("PKF"), whose business address is 420 Lexington Avenue, Suite 2400 New York, NY 10170, to act as the Registrant's independent certified public accountants for the year ending June 30, 2000 and June 30, 2001. PKF replaces Dennis W. Bersch, C.P.A., who was dismissed On June 15, 2001.

During the period since the Registrant's inception (January 27, 1998) through December 31, 2000 and for the interim periods subsequent to June 30, 2000, there have been no disagreements with Dennis W. Bersch, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Dennis W. Bersch, C.P.A.'s report on the Registrants' financial statements for the period from January 27, 1998 to June 30, 2000 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except as follows:



   The accountant's report of Dennis W. Bersch, C.P.A. on the financial statements of PVAXX Corporation as of June 30, 2000 and for the period from January 27, 1998 (date of inception) to June 30, 2000 referred to an uncertainty relative to the Registrant's ability to continue to operate as a going concern, as further discussed in the notes to the financial statements.

The Registrant has not consulted with PKF during the aforementioned period since its inception or subsequent interim periods on either application of accounting principles or type of opinion PKF might issue on the Registrant's financial statements.

The Registrant has requested that Dennis W. Bersch, C.P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Dennis W. Bersch C.P.A.'s letter to the SEC, dated June 15, 2001, is filed as Exhibit 16 to the current Form 8-K.


ITEM 7. EXHIBITS.

(16) Letter from Dennis W. Bersch, C.P.A.
     re change in certifying accountant.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Ft. Myers, State of Florida, on September 5, 2001.


                                         PVAXX CORPORATION
                                         By:

                                         /s/ Henry Stevens
                                         ___________________________
                                         Henry Stevens
                                         Chairman



Dennis W. Bersch, CPA
Certified Public Accountant

633 W. Wisconsin Ave., Suite 405
Milwaukee, Wisconsin 53203
Tel:  414-272-8800
www.berschaccounting.com
Fax:  414-223-4070
email:  bersch@execpc.com

June 15, 2001

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

As of the above date, my relationship with PVAXX Corporation (the "Company") and role as their independent auditor is terminated. From the date the registrant began operations, through the date of termination, there have been no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing.

Very truly yours,

/s/ Dennis W. Bersch, CPA

Dennis W. Bersch, CPA